SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    April 1, 1997
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                             Phar-Mor, Inc.
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             (Exact name of registrant as specified in its charter)



     Pennsylvania                0-27050                   25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



20 Federal Plaza West, Youngstown, Ohio                     44501-400
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                 Exhibit Index appears on Page 4

Item 5. Other Events.
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     Phar-Mor, Inc. ("Phar-Mor") and ShopKo Stores, Inc. ("ShopKo") have terminated by mutual agreement their planned business combination which was first announced in September, 1996. The companies cited continuing uncertainties in consummating the transaction, stating they will pursue their respective goals separately.

     The press release issued by Phar-Mor with respect to the termination of the planned business combination with ShopKo, annexed hereto as Exhibit 99.1, is incorporated in its entirety by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     99.1     -    Press Release


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
                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: April 2, 1996                   By:/s/ M. David Schwartz
                                         -----------------------------
                                         M. David Schwartz
                                         President and Chief Operating Officer


Date: April 2, 1997                   By:/s/ Daniel P. O'Leary
                                         --------------------------------
                                         Daniel P. O'Leary
                                         Senior Vice President and
                                         Chief Financial Officer


Date: April 2, 1997                   By: /s/ John R. Ficarro
                                         ---------------------------------
                                          John R. Ficarro
                                          Senior Vice President, Secretary and
                                          General Counsel

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
                              INDEX TO EXHIBITS

                                  FORM 8-K

Exhibit

99.1  -   Press Release